Related Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Accounting Policy [Line Items]
Related Party and Party-In-Interest Transactions	Related Party and Party-In-Interest Transactions
Certain Plan investments are managed by Fidelity. Fidelity is the trustee as defined by the Plan and, therefore, these transactions and any revenue credits received qualify as party-in-interest transactions. Fees incurred by the Plan for the investment management services are included in net appreciation in fair value of the investment, as they are paid through revenue sharing, rather than a direct payment. The Plan made direct payments to the third party administrator totaling $202,182 in 2025 which were not covered by revenue sharing. The Company pays directly any other fees related to the Plan’s operations.
Certain administrative functions are performed by officers or employees of the Company or its subsidiaries. No such officer or employee receives compensation from the Plan.
Investments in First Bancorp common stock represent investment in shares of common stock of the Company, which is the Plan Sponsor. As of December 31, 2025, the Plan held 286,217 shares of First Bancorp common stock with a cost basis of $7,888,606. As of December 31, 2024, the Plan held 294,110 shares of First Bancorp common stock with a cost basis of $7,817,752. In 2025, the net appreciation in the First Bancorp common stock was $2,144,501 and the Plan received First Bancorp stock dividends totaling $270,330. Transactions in First Bancorp common stock also qualify as party in interest transactions. For the year ended December 31, 2025, the Plan purchased, on behalf of participants, $1,174,284 and sold $1,984,174 of the Company's common stock.
Participants may borrow from their fund accounts and these loans are considered party-in-interest transactions.